Term Description ALL Allowance for loan losses CSO Credit services organization NCOs Net charge-offs POS Point-of-sale Revolving LOC Revolving Line of Credit SEC Securities and Exchange Commission Definitions of terms used throughout the Supplemental Financial Information Note: Amounts are now rounded in millions, which may cause immaterial rounding differences when compared to the historical presentation

Revenue by Country and Product
Historical Presentation
*(in millions)*

## 2020

| Fourth Quarter | | | |
|---|---|---|---|
| Product | US | Canada | Totals |
| Open-End | 31.1 | 32.0 | 63.1 |
| Unsecured Installment | 77.7 | 1.1 | 78.8 |
| Secured Installment | 16.8 | - | 16.8 |
| Single-Pay | 17.4 | 10.1 | 27.5 |
| Ancillary | 3.6 | 12.4 | 16.0 |
| Total Revenue | $146.6 | $55.6 | $202.2 |

| Third Quarter | | | |
|---|---|---|---|
| Product | US | Canada | Totals |
| Open-End | 30.4 | 28.3 | 58.7 |
| Unsecured Installment | 66.2 | 1.2 | 67.4 |
| Secured Installment | 16.7 | - | 16.7 |
| Single-Pay | 16.1 | 9.0 | 25.1 |
| Ancillary | 3.5 | 10.6 | 14.1 |
| Total Revenue | $132.9 | $49.1 | $182.0 |

| Second Quarter | | | |
|---|---|---|---|
| Product | US | Canada | Totals |
| Open-End | 30.9 | 25.8 | 56.7 |
| Unsecured Installment | 69.1 | 1.3 | 70.4 |
| Secured Installment | 19.4 | - | 19.4 |
| Single-Pay | 14.3 | 8.4 | 22.7 |
| Ancillary | 3.5 | 9.7 | 13.2 |
| Total Revenue | $137.2 | $45.2 | $182.4 |

| First Quarter | | | |
|---|---|---|---|
| Product | US | Canada | Totals |
| Open-End | 42.0 | 29.0 | 71.0 |
| Unsecured Installment | 120.8 | 1.6 | 122.4 |
| Secured Installment | 26.3 | - | 26.3 |
| Single-Pay | 28.2 | 17.0 | 45.2 |
| Ancillary | 4.5 | 11.5 | 16.0 |
| Total Revenue | $221.8 | $59.1 | $280.9 |

## 2019 (a)

| Fourth Quarter | | | |
|---|---|---|---|
| Product | US | Canada | Totals |
| Open-End | 43.3 | 28.0 | 71.3 |
| Unsecured Installment | 134.0 | 1.7 | 135.7 |
| Secured Installment | 28.7 | - | 28.7 |
| Single-Pay | 30.2 | 19.7 | 49.9 |
| Ancillary | 4.2 | 12.7 | 16.9 |
| Total Revenue | $240.4 | $62.1 | $302.5 |

| Third Quarter | | | |
|---|---|---|---|
| Product | US | Canada | Totals |
| Open-End | 39.6 | 26.5 | 66.1 |
| Unsecured Installment | 135.5 | 1.7 | 137.2 |
| Secured Installment | 28.3 | - | 28.3 |
| Single-Pay | 29.1 | 20.2 | 49.3 |
| Ancillary | 4.5 | 11.8 | 16.3 |
| Total Revenue | $237.0 | $60.2 | $297.2 |

| Second Quarter | | | |
|---|---|---|---|
| Product | US | Canada | Totals |
| Open-End | 32.3 | 22.7 | 55.0 |
| Unsecured Installment | 120.5 | 1.6 | 122.1 |
| Secured Installment | 26.1 | - | 26.1 |
| Single-Pay | 26.4 | 19.1 | 45.5 |
| Ancillary | 4.7 | 10.9 | 15.6 |
| Total Revenue | $210.0 | $54.3 | $264.3 |

| First Quarter | | | |
|---|---|---|---|
| Product | US | Canada | Totals |
| Open-End | 32.6 | 20.3 | 52.9 |
| Unsecured Installment | 134.0 | 1.8 | 135.8 |
| Secured Installment | 27.5 | - | 27.5 |
| Single-Pay | 27.2 | 19.6 | 46.8 |
| Ancillary | 4.9 | 10.2 | 15.1 |
| Total Revenue | $226.2 | $51.9 | $278.1 |

## 2018 (a)

| Fourth Quarter | | | |
|---|---|---|---|
| Product | US | Canada | Totals |
| Open-End | 29.6 | 17.6 | 47.2 |
| Unsecured Installment | 143.1 | 2.2 | 145.3 |
| Secured Installment | 29.5 | - | 29.5 |
| Single-Pay | 28.7 | 21.0 | 49.7 |
| Ancillary | 4.2 | 11.6 | 15.8 |
| Total Revenue | $235.1 | $52.4 | $287.5 |

| Third Quarter | | | |
|---|---|---|---|
| Product | US | Canada | Totals |
| Open-End | 27.6 | 12.7 | 40.3 |
| Unsecured Installment | 135.0 | 2.6 | 137.6 |
| Secured Installment | 28.6 | - | 28.6 |
| Single-Pay | 27.8 | 22.8 | 50.6 |
| Ancillary | 4.3 | 8.0 | 12.3 |
| Total Revenue | $223.3 | $46.1 | $269.4 |

| Second Quarter | | | |
|---|---|---|---|
| Product | US | Canada | Totals |
| Open-End | 23.3 | 4.0 | 27.3 |
| Unsecured Installment | 111.2 | 3.7 | 114.9 |
| Secured Installment | 25.8 | - | 25.8 |
| Single-Pay | 25.0 | 33.3 | 58.3 |
| Ancillary | 4.9 | 6.0 | 10.9 |
| Total Revenue | $190.2 | $47.0 | $237.2 |

| First Quarter | | | |
|---|---|---|---|
| Product | US | Canada | Totals |
| Open-End | 25.8 | 1.4 | 27.2 |
| Unsecured Installment | 120.5 | 4.9 | 125.4 |
| Secured Installment | 26.9 | - | 26.9 |
| Single-Pay | 26.1 | 34.3 | 60.4 |
| Ancillary | 5.4 | 5.7 | 11.1 |
| Total Revenue | $204.7 | $46.3 | $251.0 |

*(a) For all periods presented, the former U.K. segment (discontinued as of February 25, 2019) is excluded.*

## Revenue by Country and Product
Revised Presentation
*(in millions)*

### 2020

**Fourth Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 31.1 | 32.0 | 63.1 |
| Installment | 111.9 | 11.2 | 123.1 |
| Ancillary | 3.6 | 12.4 | 16.0 |
| Total Revenue | $146.6 | $55.6 | $202.2 |

**Third Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 30.4 | 28.3 | 58.7 |
| Installment | 99.0 | 10.2 | 109.2 |
| Ancillary | 3.5 | 10.6 | 14.1 |
| Total Revenue | $132.9 | $49.1 | $182.0 |

**Second Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 30.9 | 25.8 | 56.7 |
| Installment | 102.8 | 9.7 | 112.5 |
| Ancillary | 3.5 | 9.7 | 13.2 |
| Total Revenue | $137.2 | $45.2 | $182.4 |

**First Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 42.0 | 29.0 | 71.0 |
| Installment | 175.3 | 18.6 | 193.9 |
| Ancillary | 4.5 | 11.5 | 16.0 |
| Total Revenue | $221.8 | $59.1 | $280.9 |

### 2019 (a)

**Fourth Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 43.3 | 28.0 | 71.3 |
| Installment | 192.9 | 21.4 | 214.3 |
| Ancillary | 4.2 | 12.7 | 16.9 |
| Total Revenue | $240.4 | $62.1 | $302.5 |

**Third Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 39.6 | 26.5 | 66.1 |
| Installment | 192.9 | 21.9 | 214.8 |
| Ancillary | 4.5 | 11.8 | 16.3 |
| Total Revenue | $237.0 | $60.2 | $297.2 |

**Second Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 32.3 | 22.7 | 55.0 |
| Installment | 173.0 | 20.7 | 193.7 |
| Ancillary | 4.7 | 10.9 | 15.6 |
| Total Revenue | $210.0 | $54.3 | $264.3 |

**First Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 32.6 | 20.3 | 52.9 |
| Installment | 188.7 | 21.4 | 210.1 |
| Ancillary | 4.9 | 10.2 | 15.1 |
| Total Revenue | $226.2 | $51.9 | $278.1 |

### 2018 (a)

**Fourth Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 29.6 | 17.6 | 47.2 |
| Installment | 201.3 | 23.2 | 224.5 |
| Ancillary | 4.2 | 11.6 | 15.8 |
| Total Revenue | $235.1 | $52.4 | $287.5 |

**Third Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 27.6 | 12.7 | 40.3 |
| Installment | 191.4 | 25.4 | 216.8 |
| Ancillary | 4.3 | 8.0 | 12.3 |
| Total Revenue | $223.3 | $46.1 | $269.4 |

**Second Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 23.3 | 4.0 | 27.3 |
| Installment | 162.0 | 37.0 | 199.0 |
| Ancillary | 4.9 | 6.0 | 10.9 |
| Total Revenue | $190.2 | $47.0 | $237.2 |

**First Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 25.8 | 1.4 | 27.2 |
| Installment | 173.5 | 39.2 | 212.7 |
| Ancillary | 5.4 | 5.7 | 11.1 |
| Total Revenue | $204.7 | $46.3 | $251.0 |

NOTE: Subsequent to the acquisition of Flexiti, we will add a column for Canada - POS Lending.

## Receivable by Product
## Historical Presentation

*(in millions, except percentages)*

| Product (a) | Q4'20 | Q3'20 | Q2'20 | Q1'20 | Q4'19 | Q3'19 | Q2'19 | Q1'19 | Q4'18 |
|---|---|---|---|---|---|---|---|---|---|
| Open-End | 358.9 | 322.2 | 285.2 | 314.0 | 335.5 | 315.0 | 283.3 | 240.8 | 207.3 |
| Unsecured Installment | 102.4 | 85.0 | 81.6 | 123.1 | 160.8 | 174.5 | 164.7 | 161.7 | 190.4 |
| Secured Installment | 48.6 | 49.0 | 53.6 | 72.6 | 88.1 | 90.1 | 85.4 | 81.0 | 93.0 |
| Single-Pay | 43.8 | 41.3 | 36.1 | 54.7 | 81.4 | 78.0 | 76.1 | 69.8 | 80.8 |
| CSO | 44.1 | 39.8 | 34.1 | 55.9 | 76.7 | 73.1 | 67.3 | 61.9 | 80.4 |
| Total | $ 597.8 | $ 537.3 | $ 490.6 | $ 620.3 | $ 742.5 | $ 730.7 | $ 676.8 | $ 615.2 | $ 651.9 |

**Additionally, as part of the Q1 Open-End Loan Loss Recognition Changes effective January 1, 2019, past-due Open-End receivables remain on the balance sheet until charged off. In all prior periods, loans were written-off when a customer missed a scheduled payment.*

*Percentage of total receivable*

| Product (a) | Q4'20 | Q3'20 | Q2'20 | Q1'20 | Q4'19 | Q3'19 | Q2'19 | Q1'19 | Q4'18 |
|---|---|---|---|---|---|---|---|---|---|
| Open-End | 60.0% | 60.0% | 58.1% | 50.6% | 45.2% | 43.1% | 41.9% | 39.1% | 31.8% |
| Unsecured Installment | 17.1% | 15.8% | 16.6% | 19.8% | 21.7% | 23.9% | 24.3% | 26.3% | 29.2% |
| Secured Installment | 8.1% | 9.1% | 10.9% | 11.7% | 11.9% | 12.3% | 12.6% | 13.2% | 14.3% |
| Single-Pay | 7.3% | 7.7% | 7.4% | 8.8% | 11.0% | 10.7% | 11.2% | 11.3% | 12.4% |
| CSO | 7.4% | 7.4% | 7.0% | 9.0% | 10.3% | 10.0% | 9.9% | 10.1% | 12.3% |

| Product (a) | Q4'20 | Q3'20 | Q2'20 | Q1'20 | Q4'19 | Q3'19 | Q2'19 | Q1'19 | Q4'18 |
|---|---|---|---|---|---|---|---|---|---|
| Company Owned gross loans receivable | 553.7 | 497.4 | 456.5 | 564.4 | 665.8 | 657.6 | 609.6 | 553.2 | 571.5 |
| Gross loans receivable Guaranteed by the Company | 44.1 | 39.8 | 34.1 | 55.9 | 76.7 | 73.1 | 67.3 | 61.9 | 80.4 |
| Gross combined loans receivable | $ 597.8 | $ 537.2 | $ 490.6 | $ 620.3 | $ 742.5 | $ 730.7 | $ 676.9 | $ 615.1 | $ 651.9 |

*(a) For all periods presented, the former U.K. segment (discontinued as of February 25, 2019) is excluded.*

## Receivable by Product
## Revised Presentation

*(in millions, except percentages)*

| Product (a) | Q4'2020 | Q3'2020 | Q2'20 | Q1'20 | Q4'19 | Q3'19 | Q2'19 | Q1'19 | Q4'18 |
|---|---|---|---|---|---|---|---|---|---|
| Revolving LOC | 358.9 | 322.2 | 285.2 | 314.0 | 335.5 | 315.0 | 283.3 | 240.8 | 207.3 |
| Installment - Company Owned | 194.8 | 175.3 | 171.3 | 250.4 | 330.3 | 342.6 | 326.2 | 312.5 | 364.2 |
| Installment - Guaranteed by the Company | 44.1 | 39.8 | 34.1 | 55.9 | 76.7 | 73.1 | 67.3 | 61.9 | 80.4 |
| Total | $ 597.8 | $ 537.3 | $ 490.6 | $ 620.3 | $ 742.5 | $ 730.7 | $ 676.8 | $ 615.2 | $ 651.9 |

**Additionally, as part of the Q1 Open-End Loan Loss Recognition Changes effective January 1, 2019, past-due Revolving LOC receivables remain on the balance sheet until charged off. In all prior periods, loans were written-off when a customer missed a scheduled payment.*

*Percentage of total receivable*

| Product (a) | Q4'20 | Q3'20 | Q2'20 | Q1'20 | Q4'19 | Q3'19 | Q2'19 | Q1'19 | Q4'18 |
|---|---|---|---|---|---|---|---|---|---|
| Revolving LOC | 60.0% | 60.0% | 58.1% | 50.6% | 45.2% | 43.1% | 41.9% | 39.1% | 31.8% |
| Installment - Company Owned | 32.6% | 32.6% | 34.9% | 40.4% | 44.5% | 46.9% | 48.2% | 50.8% | 55.9% |
| Installment - Guaranteed by the Company | 7.4% | 7.4% | 7.0% | 9.0% | 10.3% | 10.0% | 9.9% | 10.1% | 12.3% |

| Product (a) | Q4'20 | Q3'20 | Q2'20 | Q1'20 | Q4'19 | Q3'19 | Q2'19 | Q1'19 | Q4'18 |
|---|---|---|---|---|---|---|---|---|---|
| Compay-owned gross loans receivable | 553.7 | 497.4 | 456.5 | 564.4 | 665.8 | 657.6 | 609.6 | 553.2 | 571.5 |
| Gross loans receivable Guaranteed by the Company | 44.1 | 39.8 | 34.1 | 55.9 | 76.7 | 73.1 | 67.3 | 61.9 | 80.4 |
| Gross combined Loans Receivable | $ 597.8 | $ 537.2 | $ 490.6 | $ 620.3 | $ 742.5 | $ 730.7 | $ 676.9 | $ 615.1 | $ 651.9 |

*(a) For all periods presented, the former U.K. segment (discontinued as of February 25, 2019) is excluded.*

# Earning Assets by Country and Product
## Historical Presentation
*(in millions)*

### 2020

**Fourth Quarter**

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End | 41.6 | 293.0 | 334.6 |
| Unsecured Installment | 59.3 | 8.7 | 68.0 |
| Secured Installment | 44.1 | - | 44.1 |
| Single-Pay | 25.7 | 18.1 | 43.8 |
| CSO | 41.2 | - | 41.2 |
| Total | 211.9 | 319.8 | 531.7 |

**Third Quarter**

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End | 42.4 | 256.0 | 298.4 |
| Unsecured Installment | 67.4 | 9.7 | 77.1 |
| Secured Installment | 44.9 | - | 44.9 |
| Single-Pay | 24.6 | 16.7 | 41.3 |
| CSO | 37.1 | - | 37.1 |
| Total | 216.4 | 282.4 | 498.8 |

**Second Quarter**

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End | 39.6 | 223.2 | 262.8 |
| Unsecured Installment | 63.8 | 10.4 | 74.2 |
| Secured Installment | 49.2 | - | 49.2 |
| Single-Pay | 21.9 | 14.2 | 36.1 |
| CSO | 32.1 | - | 32.1 |
| Total | 206.6 | 247.8 | 454.4 |

**First Quarter**

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End | 53.1 | 230.9 | 284.0 |
| Unsecured Installment | 97.3 | 11.9 | 109.2 |
| Secured Installment | 65.6 | - | 65.6 |
| Single-Pay | 31.0 | 23.8 | 54.8 |
| CSO | 51.9 | - | 51.9 |
| Total | 298.9 | 266.6 | 565.5 |

### 2019 (a)

**Fourth Quarter**

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End | 61.4 | 242.7 | 304.1 |
| Unsecured Installment | 129.3 | 14.1 | 143.4 |
| Secured Installment | 79.6 | - | 79.6 |
| Single-Pay | 45.6 | 35.8 | 81.4 |
| CSO | 71.0 | - | 71.0 |
| Total | 386.9 | 292.6 | 679.5 |

**Third Quarter**

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End | 57.1 | 228.2 | 285.3 |
| Unsecured Installment | 142.4 | 13.9 | 156.3 |
| Secured Installment | 81.8 | - | 81.8 |
| Single-Pay | 42.9 | 35.1 | 78.0 |
| CSO | 67.7 | | 67.7 |
| Total | 391.9 | 277.2 | 669.1 |

**Second Quarter**

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End | 48.0 | 210.9 | 258.9 |
| Unsecured Installment | 135.0 | 14.0 | 149.0 |
| Secured Installment | 78.4 | - | 78.4 |
| Single-Pay | 41.0 | 35.1 | 76.1 |
| CSO | 62.6 | | 62.6 |
| Total | 365.0 | 260.0 | 625.0 |

**First Quarter**

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End | 41.1 | 176.8 | 217.9 |
| Unsecured Installment | 131.4 | 13.9 | 145.3 |
| Secured Installment | 75.2 | - | 75.2 |
| Single-Pay | 36.4 | 33.4 | 69.8 |
| CSO | 57.4 | - | 57.4 |
| Total | 341.5 | 224.1 | 565.6 |

### 2018 (a)

**Fourth Quarter**

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End | 39.3 | 152.7 | 192.0 |
| Unsecured Installment | 155.7 | 15.0 | 170.7 |
| Secured Installment | 86.1 | - | 86.1 |
| Single-Pay | 44.3 | 36.6 | 80.9 |
| CSO | 74.5 | - | 74.5 |
| Total | 399.9 | 204.3 | 604.2 |

**Third Quarter**

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End | 36.4 | 134.1 | 170.5 |
| Unsecured Installment | 149.5 | 18.3 | 167.8 |
| Secured Installment | 84.4 | - | 84.4 |
| Single-Pay | 41.3 | 36.1 | 77.4 |
| CSO | 73.4 | | 73.4 |
| Total | 385.0 | 188.5 | 573.5 |

**Second Quarter**

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End | 32.3 | 50.0 | 82.3 |
| Unsecured Installment | 124.2 | 22.8 | 147.0 |
| Secured Installment | 78.8 | - | 78.8 |
| Single-Pay | 37.3 | 47.3 | 84.6 |
| CSO | 64.8 | - | 64.8 |
| Total | 337.4 | 120.1 | 457.5 |

**First Quarter**

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End | 27.6 | 16.6 | 44.2 |
| Unsecured Installment | 106.9 | 35.9 | 142.8 |
| Secured Installment | 74.2 | - | 74.2 |
| Single-Pay | 33.3 | 48.7 | 82.0 |
| CSO | 53.4 | - | 53.4 |
| Total | 295.4 | 101.2 | 396.6 |

*(a) For all periods presented, the former U.K. segment (discontinued as of February 25, 2019) is excluded.*

## Earning Assets by Country and Product
### Revised Presentation
*(in millions)*

### 2020

**Fourth Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 41.6 | 293.0 | 334.6 |
| Installment - Company Owned | 129.1 | 26.8 | 155.9 |
| Installment - CSO | 41.2 | - | 41.2 |
| Total | 211.9 | 319.8 | 531.7 |

**Third Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 42.4 | 256.0 | 298.4 |
| Installment - Company Owned | 136.9 | 26.4 | 163.3 |
| Installment - CSO | 37.1 | - | 37.1 |
| Total | 216.4 | 282.4 | 498.8 |

**Second Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 39.6 | 223.2 | 262.8 |
| Installment - Company Owned | 134.9 | 24.6 | 159.5 |
| Installment - CSO | 32.1 | - | 32.1 |
| Total | 206.6 | 247.8 | 454.4 |

**First Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 53.1 | 230.9 | 284.0 |
| Installment - Company Owned | 193.9 | 35.7 | 229.6 |
| Installment - CSO | 51.9 | - | 51.9 |
| Total | 298.9 | 266.6 | 565.5 |

### 2019 (a)

**Fourth Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 61.4 | 242.7 | 304.1 |
| Installment - Company Owned | 254.5 | 49.9 | 304.4 |
| Installment - CSO | 71.0 | - | 71.0 |
| Total | 386.9 | 292.6 | 679.5 |

**Third Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 57.1 | 228.2 | 285.3 |
| Installment - Company Owned | 267.1 | 49.0 | 316.1 |
| Installment - CSO | 67.7 | | 67.7 |
| Total | 391.9 | 277.2 | 669.1 |

**Second Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 48.0 | 210.9 | 258.9 |
| Installment - Company Owned | 254.4 | 49.1 | 303.5 |
| Installment - CSO | 62.6 | - | 62.6 |
| Total | 365.0 | 260.0 | 625.0 |

**First Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 41.1 | 176.8 | 217.9 |
| Installment - Company Owned | 243.0 | 47.3 | 290.3 |
| Installment - CSO | 57.4 | - | 57.4 |
| Total | 341.5 | 224.1 | 565.6 |

### 2018 (a)

**Fourth Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 39.3 | 152.7 | 192.0 |
| Installment - Company Owned | 286.1 | 51.6 | 337.7 |
| Installment - CSO | 74.5 | - | 74.5 |
| Total | 399.9 | 204.3 | 604.2 |

**Third Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 36.4 | 134.1 | 170.5 |
| Installment - Company Owned | 275.2 | 54.4 | 329.6 |
| Installment - CSO | 73.4 | | 73.4 |
| Total | 385.0 | 188.5 | 573.5 |

**Second Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 32.3 | 50.0 | 82.3 |
| Installment - Company Owned | 240.3 | 70.1 | 310.4 |
| Installment - CSO | 64.8 | - | 64.8 |
| Total | 337.4 | 120.1 | 457.5 |

**First Quarter**

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC | 27.6 | 16.6 | 44.2 |
| Installment - Company Owned | 214.4 | 84.6 | 299.0 |
| Installment - CSO | 53.4 | - | 53.4 |
| Total | 295.4 | 101.2 | 396.6 |

NOTE: Subsequent to the acquisition of Flexiti, we will add a column for Canada - POS Lending.

*(a) For all periods presented, the former U.K. segment (discontinued as of February 25, 2019) is excluded.*

Open End Loan Summary
Historical Presentation

*(in millions except percentages)*

| Open-End loans: (a) | Q4 2020 | Q3 2020 | Q2 2020 | Q1 2020 | Q4 2019 (b) | Q3 2019 (b) | Q2 2019 (b) | Q1 2019 (b) |
|---|---|---|---|---|---|---|---|---|
| Revenue | $63.1 | $58.7 | $56.7 | $71.0 | $71.3 | $66.1 | $55.0 | $52.9 |
| Provision for losses | 20.3 | 21.7 | 21.3 | 41.0 | 37.8 | 31.2 | 29.4 | 25.3 |
| Net revenue | $42.8 | $37.0 | $35.4 | $30.0 | $33.5 | $34.9 | $25.6 | $27.6 |
| NCOs | $21.4 | $18.2 | $31.7 | $37.1 | $37.4 | $28.2 | $25.2 | $(1.5) |
| Open-End gross loan balances: | | | | | | | | |
| Open-End gross loans receivable | $358.9 | $322.2 | $285.2 | $314.0 | $335.5 | $315.0 | $283.3 | $240.8 |
| Average Open-End gross loans receivable [1] | $340.6 | $303.7 | $299.6 | $324.8 | $325.2 | $299.1 | $262.1 | $224.1 |
| Open-End allowance for loan losses: | | | | | | | | |
| Allowance for loan losses | $52.0 | $51.4 | $47.3 | $56.5 | $55.1 | $54.2 | $51.7 | $47.0 |
| Open-End Allowance for loan losses as a percentage of Open-End gross loans receivable | 14.5% | 16.0% | 16.6% | 18.0% | 16.4% | 17.2% | 18.2% | 19.5% |
| Open-End past-due balances: | | | | | | | | |
| Open-End past-due gross loans receivable | $37.8 | $31.8 | $31.2 | $50.0 | $50.1 | $46.1 | $35.4 | $32.4 |
| Past-due Open-End gross loans receivable - percentage | 10.5% | 9.9% | 10.9% | 15.9% | 14.9% | 14.6% | 12.5% | 13.5% |
| Open-End ratios: | | | | | | | | |
| NCO rate [2] | 6.3% | 6.0% | 10.6% | 11.4% | 11.5% | 9.4% | 9.6% | -0.7% |

*(1) Average gross loans receivable calculated as average of beginning of quarter and end of quarter gross loans receivable.*

*(2) We calculate NCO rate as NCOs divided by Average gross loans receivables.*

*(a) For all periods presented, the former U.K. segment (discontinued as of February 25, 2019) is excluded.*

*(b) NCOs were impacted by the Q1 2019 Open-End Loss Recognition Change. Refer to the Company's Form 10-K for the year ended December 31, 2019 filed with the SEC on March 9, 2020 for additional details.*

**Unsecured Installment Loan Summary**
**Historical Presentation**
*(in millions except percentages)*

| Unsecured Installment loans: (a) | Q4 2020 | Q3 2020 | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 | Q1 2019 |
|---|---|---|---|---|---|---|---|---|
| Revenue - Company Owned | $36.4 | $31.2 | $33.4 | $55.6 | $63.4 | $65.8 | $59.8 | $65.5 |
| Provision for losses - Company Owned | 16.5 | 9.6 | 12.6 | 26.2 | 33.2 | 31.9 | 33.5 | 33.8 |
| Net revenue - Company Owned | $19.9 | $21.6 | $20.8 | $29.4 | $30.2 | $33.9 | $26.3 | $31.7 |
| NCOs - Company Owned | $11.3 | $9.6 | $23.1 | $32.8 | $35.7 | $29.0 | $32.0 | $37.9 |
| | | | | | | | | |
| Revenue - Guaranteed by the Company (1) | $42.4 | $36.2 | $37.0 | $66.8 | $72.2 | $71.4 | $62.3 | $70.2 |
| Provision for losses - Guaranteed by the Company (1) | 22.5 | 14.9 | 11.4 | 26.3 | 34.9 | 36.7 | 28.3 | 27.4 |
| Net revenue - Guaranteed by the Company (1) | $19.9 | $21.3 | $25.6 | $40.5 | $37.3 | $34.7 | $34.0 | $42.8 |
| NCOs - Guaranteed by the Company (1) | $21.5 | $13.9 | $15.4 | $27.7 | $34.5 | $35.9 | $27.5 | $30.4 |
| **Unsecured Installment gross combined loans receivable:** | | | | | | | | |
| Company Owned | $102.4 | $85.0 | $81.6 | $123.1 | $160.8 | $174.5 | $164.7 | $161.7 |
| Guaranteed by the Company (1) | 43.2 | 38.8 | 33.1 | 54.1 | 74.3 | 70.7 | 65.1 | 59.7 |
| Unsecured Installment gross combined loans receivable (1)(2) | $145.6 | $123.8 | $114.7 | $177.2 | $235.1 | $245.2 | $229.8 | $221.5 |
| **Average gross loans receivable:** | | | | | | | | |
| Average Unsecured Installment gross loans receivable - Company Owned (3) | $93.7 | $83.3 | $102.4 | $142.0 | $167.6 | $169.6 | $163.2 | $176.1 |
| Average Unsecured Installment gross loans receivable - Guaranteed by the Company (1)(3) | $41.0 | $36.0 | $43.6 | $64.2 | $72.5 | $67.9 | $62.4 | $68.6 |
| **Allowance for loan losses and CSO liability for losses:** | | | | | | | | |
| Unsecured Installment Allowance for loan losses (4) | $24.1 | $18.9 | $18.5 | $29.0 | $35.6 | $38.1 | $35.2 | $33.7 |
| Unsecured Installment CSO liability for losses (1)(4) | $7.2 | $6.1 | $5.1 | $9.1 | $10.6 | $10.2 | $9.4 | $8.6 |
| Unsecured Installment Allowance for loan losses as a percentage of Unsecured Installment gross loans receivable | 23.5 % | 22.2 % | 22.7 % | 23.6 % | 22.1 % | 21.8 % | 21.4 % | 20.8 % |
| Unsecured Installment CSO liability for losses as a percentage of Unsecured Installment gross loans Guaranteed by the Company (1) | 16.7 % | 15.7 % | 15.4 % | 16.8 % | 14.3 % | 14.4 % | 14.4 % | 14.4 % |
| **Unsecured Installment past-due balances:** | | | | | | | | |
| Unsecured Installment gross loans receivable - Company Owned | $24.2 | $17.9 | $17.8 | $35.0 | $43.1 | $46.5 | $38.0 | $40.8 |
| Unsecured Installment gross loans - Guaranteed by the Company (1) | $6.1 | $6.0 | $4.0 | $9.2 | $12.5 | $11.8 | $10.1 | $8.0 |
| Past-due Unsecured Installment Company Owned gross loans receivable -- percentage | 23.6 % | 21.1 % | 21.8 % | 28.4 % | 26.8 % | 26.6 % | 23.1 % | 25.2 % |
| Past-due Unsecured Installment gross loans Guaranteed by the Company -- percentage (1) | 14.1 % | 15.5 % | 12.1 % | 17.0 % | 16.8 % | 16.7 % | 15.5 % | 13.3 % |
| **Unsecured Installment other information:** | | | | | | | | |
| Originations - Company Owned | $66.5 | $49.8 | $24.4 | $55.9 | $87.1 | $107.3 | $102.8 | $78.5 |
| Originations - Guaranteed by the Company (1) | $57.1 | $51.4 | $33.7 | $64.8 | $91.0 | $89.6 | $80.4 | $68.9 |
| **Unsecured Installment ratios:** | | | | | | | | |
| NCO rate - Company Owned (5) | 12.1 % | 11.5 % | 22.6 % | 23.1 % | 21.3 % | 17.1 % | 19.6 % | 21.5 % |
| NCO rate - Guaranteed by the Company (1)(5) | 52.4 % | 38.6 % | 35.3 % | 43.1 % | 47.6 % | 52.9 % | 44.1 % | 44.3 % |

*(1) Includes loans originated by third-party lenders through CSO programs, which are not included in the Condensed Consolidated Financial Statements.*

*(2) Non-GAAP measure. For a description of each non-GAAP metric, see "Non-GAAP Financial Measures."*

*(3) Average gross loans receivable calculated as average of beginning of quarter and end of quarter gross loans receivable.*

*(4) We report Allowance for loan losses as a contra-asset reducing gross loans receivable and the CSO liability for losses as a liability on the Condensed Consolidated Balance Sheets.*

*(5) We calculate NCO rate as NCOs divided by Average gross loans receivables.*

*(a) For all periods presented, the former U.K. segment (discontinued as of February 25, 2019) is excluded.*

Secured Installment Loan Summary

Historical Presentation

*(in thousands except percentages)*

| Secured Installment loans: (a) | Q4 2020 | Q3 2020 | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 | Q1 2019 |
|---|---|---|---|---|---|---|---|---|
| Revenue | $16.8 | $16.7 | $19.4 | $26.3 | $28.7 | $28.3 | $26.1 | $27.5 |
| Provision for losses | 4.0 | 3.3 | 7.2 | 9.7 | 11.5 | 8.8 | 7.8 | 7.1 |
| Net revenue | $12.8 | $13.4 | $12.2 | $16.6 | $17.2 | $19.5 | $18.3 | $20.4 |
| NCOs | $4.1 | $4.0 | $9.1 | $10.3 | $11.5 | $8.5 | $7.6 | $9.8 |
| Secured Installment gross combined loan balances: | | | | | | | | |
| Secured Installment gross combined loans receivable [(1)(2)] | $49.6 | $49.9 | $54.6 | $74.4 | $90.4 | $92.5 | $87.7 | $83.1 |
| Average Secured Installment gross combined loans receivable (3) | $49.7 | $52.3 | $64.5 | $82.4 | $91.4 | $90.1 | $85.4 | $89.5 |
| Secured Installment Allowance for loan losses and CSO liability for losses [(4)] | $7.1 | $7.2 | $7.9 | $9.8 | $10.4 | $10.4 | $10.1 | $9.9 |
| Secured Installment Allowance for loan losses and CSO liability for losses as a percentage of Secured Installment gross combined loans receivable [(1)] | 14.3% | 14.4% | 14.5% | 13.2% | 11.5% | 11.2% | 11.5% | 11.9% |
| Secured Installment past-due balances: | | | | | | | | |
| Secured Installment past-due gross combined loans receivable [(1)(2)] | $8.4 | $7.7 | $9.1 | $15.6 | $17.9 | $17.6 | $14.6 | $13.9 |
| Past-due Secured Installment gross combined loans receivable -- percentage [(1)] | 16.9% | 15.4% | 16.7% | 21.0% | 19.8% | 19.0% | 16.6% | 16.7% |
| Secured Installment other information: | | | | | | | | |
| Originations [(2)] | $21.9 | $19.2 | $11.2 | $21.0 | $41.0 | $46.0 | $49.1 | $33.5 |
| Secured Installment ratios: | | | | | | | | |
| NCO Rate [(5)] | 8.2% | 7.6% | 14.1% | 12.5% | 12.6% | 9.4% | 8.9% | 10.9% |

*(1) Non-GAAP measure. For a description of each non-GAAP metric, see "Non-GAAP Financial Measures."*

*(2) Includes loans originated by third-party lenders through CSO programs, which are not included in the Consolidated Financial Statements.*

*(3) Average gross loans receivable calculated as average of beginning of quarter and end of quarter gross loans receivable.*

*(4) We report Allowance for loan losses as a contra-asset reducing gross loans receivable and the CSO liability for losses as a liability on the Consolidated Balance Sheets.*

*(5) We calculate NCO rate as NCOs divided by Average gross loans receivables.*

*(a) For all periods presented, the former U.K. segment (discontinued as of February 25, 2019) is excluded.*

Single-pay loans: (a) Q4 2020 Q3 2020 Q2 2020 Q1 2020 Q4 2019 Q3 2019 Q2 2019 Q1 2019 Revenue $27.5 $25.1 $22.7 $45.2 $49.8 $49.3 $45.5 $46.8 Provision for losses 6.2 4.8 -2.6 9.6 12.3 14.7 12.4 8.3 Net revenue $21.3 $20.3 $25.3 $35.6 $37.5 $34.6 $33.1 $38.5 NCOs $6.4 $4.4 $(0.6) $10.5 $12.1 $13.9 $11.5 $8.6 Single-Pay gross loan balances: Single-Pay gross loans receivable $43.8 $41.3 $36.1 $54.7 $81.4 $78.0 $76.1 $69.8 Average Single-Pay gross loans receivable (1) $42.5 $38.7 $45.4 $68.1 $78.8 $77.1 $72.9 $75.3 Single-Pay Allowance for loan losses $3.1 $3.2 $2.8 $4.7 $5.9 $5.7 $4.9 $4.0 Single-Pay Allowance for loan losses as a percentage of Single-Pay gross loans receivable 7.1% 7.7% 7.8% 8.6% 7.2% 7.3% 6.4% 5.7% NCO rate (2) 15.1% 11.4% -1.3% 15.4% 15.4% 18.0% 15.8% 11.4% Single Pay Loan Summary (in millions except percentages) (2) We calculate NCO rate as NCOs divided by Average gross loans receivables. (1) We calculate Average gross loans receivable, which we utilize to calculate product yield and NCO rates, as average of beginning of quarter and end of quarter gross loans receivable. (a) For all periods presented, the former U.K. segment (discontinued as of February 25, 2019) is excluded. Historical Presentation

U.S. Portfolio Performance
Revised Presentation
*(in millions except percentages)*

| | Q4 2020 | Q3 2020 | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 | Q1 2019 |
|---|---|---|---|---|---|---|---|---|
| **Gross Loans Receivable** | | | | | | | | |
| Revolving LOC | $55.6 | $56.7 | $53.2 | $73.7 | $83.4 | $77.7 | $64.1 | $56.7 |
| Installment loans - Company Owned | 167.9 | 148.6 | 146.5 | 214.4 | 280.1 | 293.3 | 276.9 | 264.8 |
| Total U.S. Company Owned gross loans receivable | 223.5 | 205.3 | 199.7 | 288.1 | 363.5 | 371.0 | 341.0 | 321.5 |
| Installment loans - Guaranteed by the Company [1] | 44.1 | 39.8 | 34.1 | 55.9 | 76.7 | 73.1 | 67.3 | 61.9 |
| Total U.S. gross combined loans receivable [2] | $267.6 | $245.1 | $233.8 | $344.0 | $440.2 | $444.1 | $408.3 | $383.4 |
| **Revenue** | | | | | | | | |
| Revolving LOC | $31.1 | $30.4 | $30.9 | $42.0 | $43.3 | $39.6 | $32.3 | $32.6 |
| Installment loans - Company Owned | 68.9 | 62.3 | 65.1 | 107.2 | 119.3 | 120.2 | 109.4 | 116.9 |
| Installment loans - Guaranteed by the Company [1] | 43.0 | 36.7 | 37.8 | 68.1 | 73.5 | 72.8 | 63.6 | 71.7 |
| Total U.S. lending revenue | $143.0 | $129.4 | $133.8 | $217.3 | $236.1 | $232.6 | $205.3 | $221.2 |
| **Provision** | | | | | | | | |
| Revolving LOC | $11.6 | $11.9 | $12.0 | $19.3 | $23.4 | $16.6 | $15.1 | $12.6 |
| Installment loans - Company Owned | 24.6 | 16.3 | 17.6 | 39.8 | 52.3 | 49.1 | 48.7 | 44.7 |
| Installment loans - Guaranteed by the Company [1] | 22.6 | 14.9 | 11.7 | 26.4 | 35.3 | 37.0 | 28.4 | 27.3 |
| Total U.S. lending provision | $58.8 | $43.1 | $41.3 | $85.5 | $111.0 | $102.7 | $92.2 | $84.6 |
| **Net Revenue** | | | | | | | | |
| Revolving LOC | $19.5 | $18.5 | $18.9 | $22.7 | $19.9 | $23.0 | $17.2 | $20.0 |
| Installment loans - Company Owned | 44.3 | 46.0 | 47.5 | 67.4 | 67.0 | 71.1 | 60.7 | 72.2 |
| Installment loans - Guaranteed by the Company [1] | 20.4 | 21.8 | 26.1 | 41.7 | 38.2 | 35.8 | 35.2 | 44.4 |
| Total U.S. lending net revenue | $84.2 | $86.3 | $92.5 | $131.8 | $125.1 | $129.9 | $113.1 | $136.6 |
| **NCOs** | | | | | | | | |
| Revolving LOC | $12.5 | $10.6 | $20.1 | $21.2 | $22.0 | $14.4 | $12.7 | -$4.0 |
| Installment loans - Company Owned | 19.6 | 16.8 | 29.9 | 47.7 | 54.5 | 45.7 | 46.3 | 51.3 |
| Installment loans - Guaranteed by the Company [1] | 21.6 | 13.9 | 15.7 | 27.8 | 34.9 | 36.2 | 27.5 | 30.7 |
| Total U.S. NCOs | $53.7 | $41.3 | $65.7 | $96.7 | $111.4 | $96.3 | $86.5 | $78.0 |
| **NCO rate [3]** | | | | | | | | |
| Revolving LOC | 22.2 % | 19.3 % | 31.7 % | 27.0 % | 27.3 % | 20.3 % | 21.0 % | (7.5)% |
| Installment loans - Company Owned | 12.4 % | 11.4 % | 16.6 % | 19.3 % | 19.0 % | 16.0 % | 17.1 % | 17.8 % |
| Total U.S. Company Owned NCO rate | 15.0 % | 13.5 % | 20.5 % | 21.1 % | 20.8 % | 16.9 % | 17.8 % | 13.9 % |
| Installment loans - Guaranteed by the Company [1] | 51.4 % | 37.6 % | 34.9 % | 41.9 % | 46.6 % | 51.6 % | 42.6 % | 43.1 % |
| Total U.S. NCO rate | 20.9 % | 17.2 % | 22.7 % | 24.7 % | 25.2 % | 22.6 % | 21.8 % | 18.9 % |
| **ALL and CSO Guarantee Liability [4]** | | | | | | | | |
| Revolving LOC | $19.2 | $20.1 | $18.8 | $26.9 | $28.9 | $27.4 | $25.2 | $22.8 |
| Installment loans - Company Owned | 32.0 | 27.0 | 27.1 | 39.8 | 47.7 | 49.8 | 46.5 | 44.1 |
| Installment loans - Guaranteed by the Company [1] | 7.2 | 6.2 | 5.2 | 9.2 | 10.6 | 10.2 | 9.5 | 8.7 |
| Total U.S. ALL and CSO Guarantee Liability | $58.4 | $53.3 | $51.1 | $75.9 | $87.2 | $87.4 | $81.2 | $75.6 |
| **ALL rate and CSO Guarantee Liability rate [3]** | | | | | | | | |
| Revolving LOC | 34.2 % | 36.5 % | 29.6 % | 34.2 % | 35.9 % | 38.6 % | 41.7 % | 43.0 % |
| Installment loans - Company Owned | 20.2 % | 18.3 % | 15.0 % | 16.1 % | 16.6 % | 17.5 % | 17.2 % | 15.3 % |
| Total U.S. Company Owned ALL rate | 23.9 % | 23.3 % | 18.8 % | 20.5 % | 20.9 % | 21.7 % | 21.6 % | 19.6 % |
| Installment loans - Guaranteed by the Company [1] | 17.1 % | 16.8 % | 11.6 % | 13.9 % | 14.2 % | 14.5 % | 14.7 % | 12.2 % |
| Total U.S. ALL rate and CSO Guarantee Liability rate | 22.8 % | 22.3 % | 17.7 % | 19.4 % | 19.7 % | 20.5 % | 20.5 % | 18.3 % |
| **Past-due rate [3]** | | | | | | | | |
| Revolving LOC | 30.4 % | 28.9 % | 22.4 % | 34.0 % | 34.7 % | 37.8 % | 31.6 % | 34.7 % |
| Installment loans - Company Owned | 20.2 % | 16.7 % | 14.3 % | 19.7 % | 20.6 % | 21.9 % | 18.8 % | 18.4 % |
| Total U.S. Company Owned past-due rate | 22.9 % | 20.0 % | 16.4 % | 23.2 % | 23.7 % | 25.1 % | 21.1 % | 20.9 % |
| Installment loans - Guaranteed by the Company [1] | 14.8 % | 16.5 % | 9.1 % | 14.3 % | 17.2 % | 17.4 % | 16.1 % | 11.7 % |
| **Average loan balances [5]** | | | | | | | | |
| Revolving LOC | $56.2 | $55.0 | $63.5 | $78.6 | $80.6 | $70.9 | $60.4 | $53.0 |
| Installment loans - Company Owned | 158.3 | 147.6 | 180.5 | 247.3 | 286.7 | 285.1 | 270.9 | 288.5 |
| Total U.S. Company Owned average loan balance | 214.4 | 202.5 | 243.9 | 325.8 | 367.3 | 356.0 | 331.3 | 341.5 |
| Installment loans - Guaranteed by the Company [1] | 42.0 | 37.0 | 45.0 | 66.3 | 74.9 | 70.2 | 64.6 | 71.2 |
| Total U.S. combined average loan balance | $256.4 | $239.5 | $288.9 | $392.1 | $442.2 | $426.2 | $395.9 | $412.6 |

*(1) Includes loans originated by third-party lenders through CSO programs. Installment gross loans receivable Guaranteed by the Company are not included in the Condensed Consolidated Financial Statements.*

*(2) Non-GAAP measure. For a description of each non-GAAP metric, see "Non-GAAP Financial Measures" in the our Annual Report on Form 10-K filed with the SEC on March 5, 2021.*

*(3) We calculate (i) NCO rate (ii) ALL rate (iii) CSO Guarantee Liability rate and (iv) past-due rate as the respective totals divided by Average gross loans receivables.*

*(4) We report Allowance for loan losses as a contra-asset reducing gross loans receivable and the CSO liability for losses as a liability on the Condensed Consolidated Balance Sheets.*

*(5) Average gross loans receivable calculated as average of beginning of quarter and end of quarter gross loans receivable.*

Canada Portfolio Performance
Revised Presentation
*(in millions except percentages)*

| | Q4 2020 | Q3 2020 | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 | Q1 2019 |
|---|---|---|---|---|---|---|---|---|
| Gross loans receivable | | | | | | | | |
| Direct Lending Revolving LOC | $303.3 | $265.5 | $231.9 | $240.3 | $252.1 | $237.3 | $219.2 | $184.1 |
| Direct Lending Installment loans | 26.9 | 26.6 | 24.9 | 36.0 | 50.2 | 49.3 | 49.4 | 47.6 |
| Total Canada gross loans receivable | $330.2 | $292.1 | $256.8 | $276.3 | $302.3 | $286.6 | $268.6 | $231.7 |
| Revenue | | | | | | | | |
| Direct Lending Revolving LOC | $32.0 | $28.3 | $25.8 | $29.0 | $28.0 | $26.5 | $22.7 | $20.3 |
| Direct Lending Installment loans | 11.1 | 10.2 | 9.7 | 18.6 | 21.3 | 21.9 | 20.7 | 21.4 |
| Total Canada lending revenue | $43.1 | $38.5 | $35.5 | $47.6 | $49.3 | $48.4 | $43.4 | $41.7 |
| Provision | | | | | | | | |
| Direct Lending Revolving LOC | $8.7 | $9.8 | $9.4 | $21.7 | $14.4 | $14.6 | $14.3 | $12.7 |
| Direct Lending Installment loans | 2.0 | 1.4 | -0.3 | 5.7 | 4.2 | 6.1 | 5.0 | 4.5 |
| Total Canada lending provision | $10.7 | $11.2 | $9.1 | $27.4 | $18.6 | $20.7 | $19.3 | $17.2 |
| Net Revenue | | | | | | | | |
| Direct Lending Revolving LOC | $23.3 | $18.5 | $16.4 | $7.3 | $13.6 | $11.9 | $8.4 | $7.6 |
| Direct Lending Installment loans | 9.1 | 8.8 | 10.0 | 12.9 | 17.1 | 15.8 | 15.7 | 16.9 |
| Total Canada lending net revenue | $32.4 | $27.3 | $26.4 | $20.2 | $30.7 | $27.7 | $24.1 | $24.5 |
| NCOs | | | | | | | | |
| Direct Lending Revolving LOC | $8.9 | $7.6 | $11.6 | $15.9 | $15.4 | $14.0 | $12.4 | $2.5 |
| Direct Lending Installment loans | 2.1 | 1.3 | 1.4 | 5.8 | 4.6 | 5.4 | 4.7 | 4.8 |
| Total Canada NCOs | $11.0 | $8.9 | $13.0 | $21.7 | $20.0 | $19.4 | $17.1 | $7.3 |
| NCO rate [1] | | | | | | | | |
| Direct Lending Revolving LOC | 3.1 % | 3.1 % | 4.9 % | 6.5 % | 6.3 % | 6.1 % | 6.1 % | 1.5 % |
| Direct Lending Installment loans | 7.8 % | 5.0 % | 4.6 % | 13.5 % | 9.2 % | 10.9 % | 9.7 % | 9.6 % |
| Total Canada NCO rate | 3.5 % | 3.2 % | 4.9 % | 7.5 % | 6.8 % | 7.0 % | 6.8 % | 3.3 % |
| ALL [2] | | | | | | | | |
| Direct Lending Revolving LOC | $32.8 | $31.3 | $28.5 | $29.6 | $26.2 | $26.8 | $26.5 | $24.1 |
| Direct Lending Installment loans | 2.2 | 2.2 | 2.0 | 3.6 | 4.0 | 4.3 | 3.7 | 3.3 |
| Total Canada ALL | $35.0 | $33.5 | $30.5 | $33.2 | $30.2 | $31.1 | $30.2 | $27.4 |
| ALL rate [1] | | | | | | | | |
| Direct Lending Revolving LOC | 11.5 % | 12.6 % | 12.1 % | 12.0 % | 10.7 % | 11.7 % | 13.1 % | 14.1 % |
| Direct Lending Installment loans | 8.2 % | 8.5 % | 6.6 % | 8.4 % | 8.0 % | 8.7 % | 7.6 % | 6.6 % |
| Total Canada ALL rate | 11.2 % | 12.2 % | 11.4 % | 11.5 % | 10.3 % | 11.2 % | 12.1 % | 12.4 % |
| Past-due rate [1] | | | | | | | | |
| Direct Lending Revolving LOC | 7.3 % | 6.4 % | 7.2 % | 9.5 % | 9.0 % | 8.4 % | 8.1 % | 8.2 % |
| Direct Lending Installment loans | 2.2 % | 3.1 % | 3.0 % | 3.5 % | 2.8 % | 2.8 % | 2.7 % | 2.8 % |
| Total Canada past-due rate | 6.8 % | 6.1 % | 6.7 % | 8.6 % | 8.0 % | 7.4 % | 7.0 % | 7.0 % |
| Average loan balances [3] | | | | | | | | |
| Direct Lending Revolving LOC | $284.4 | $248.7 | $236.1 | $246.2 | $244.7 | $228.3 | $201.7 | $171.1 |
| Direct Lending Installment loans | 26.8 | 25.8 | 30.5 | 43.1 | 49.8 | 49.4 | 48.5 | 49.8 |
| Total Canada average loan balance | $311.2 | $274.5 | $266.6 | $289.3 | $294.5 | $277.6 | $250.2 | $220.9 |

***NOTE: Subsequent to the acquisition of Flexiti, we will add a row to each section above for Canada - POS Lending.***

*(1) We calculate (i) NCO rate (ii) ALL rate and (iii) past-due rate as the respective totals divided by Average gross loans receivables.*

*(2) We report ALL as a contra-asset reducing gross loans receivable on the Condensed Consolidated Balance Sheets.*

*(3) Average gross loans receivable calculated as average of beginning of quarter and end of quarter gross loans receivable.*

Originations by Country and Product
Historical Presentation
*(in millions)*

## 2020

Fourth Quarter

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End (b) | 7.2 | 19.3 | 26.5 |
| Unsecured Installment | 119.9 | 3.6 | 123.5 |
| Secured Installment | 21.9 | - | 21.9 |
| Single-Pay | 104.1 | 68.3 | 172.4 |
| Total | 253.1 | 91.2 | 344.3 |

Third Quarter

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End (b) | 7.7 | 20.1 | 27.8 |
| Unsecured Installment | 96.5 | 4.8 | 101.3 |
| Secured Installment | 19.2 | - | 19.2 |
| Single-Pay | 93.3 | 61.5 | 154.8 |
| Total | 216.7 | 86.4 | 303.1 |

Second Quarter

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End (b) | 3.6 | 5.6 | 9.2 |
| Unsecured Installment | 57.0 | 2.7 | 59.7 |
| Secured Installment | 11.2 | - | 11.2 |
| Single-Pay | 81.1 | 48.8 | 129.9 |
| Total | 152.9 | 57.1 | 210.0 |

First Quarter

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End (b) | 11.0 | 25.7 | 36.7 |
| Unsecured Installment | 114.6 | 6.1 | 120.7 |
| Secured Installment | 21.0 | | 21.0 |
| Single-Pay | 153.7 | 108.1 | 261.8 |
| Total | 300.3 | 139.9 | 440.2 |

## 2019 (a)

Fourth Quarter

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End (b) | 16.9 | 19.9 | 36.8 |
| Unsecured Installment | 170.0 | 8.1 | 178.1 |
| Secured Installment | 41.0 | - | 41.0 |
| Single-Pay | 175.2 | 128.0 | 303.2 |
| Total | 403.1 | 156.0 | 559.1 |

Third Quarter

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End (b) | 17.0 | 22.7 | 39.7 |
| Unsecured Installment | 188.4 | 8.6 | 197.0 |
| Secured Installment | 46.0 | - | 46.0 |
| Single-Pay | 167.7 | 132.2 | 299.9 |
| Total | 419.1 | 163.5 | 582.6 |

Second Quarter

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End (b) | 11.2 | 28.2 | 39.4 |
| Unsecured Installment | 174.7 | 8.5 | 183.2 |
| Secured Installment | 49.1 | - | 49.1 |
| Single-Pay | 147.1 | 124.8 | 271.9 |
| Total | 382.1 | 161.5 | 543.6 |

First Quarter

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End (b) | 7.6 | 21.3 | 28.9 |
| Unsecured Installment | 140.1 | 7.4 | 147.5 |
| Secured Installment | 33.5 | - | 33.5 |
| Single-Pay | 152.6 | 126.6 | 279.2 |
| Total | 333.8 | 155.3 | 489.1 |

## 2018 (a)

Fourth Quarter

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End (b) | 15.1 | 27.7 | 42.8 |
| Unsecured Installment | 194.9 | 8.6 | 203.5 |
| Secured Installment | 49.2 | - | 49.2 |
| Single-Pay | 166.3 | 138.4 | 304.7 |
| Total | 425.5 | 174.7 | 600.2 |

Third Quarter

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End (b) | 15.0 | 72.4 | 87.4 |
| Unsecured Installment | 202.7 | 10.5 | 213.2 |
| Secured Installment | 51.7 | - | 51.7 |
| Single-Pay | 158.5 | 141.5 | 300.0 |
| Total | 427.9 | 224.4 | 652.3 |

Second Quarter

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End (b) | 8.6 | 28.8 | 37.4 |
| Unsecured Installment | 183.6 | 14.5 | 198.1 |
| Secured Installment | 53.6 | - | 53.6 |
| Single-Pay | 145.6 | 210.2 | 355.8 |
| Total | 391.4 | 253.5 | 644.9 |

First Quarter

| Product | US | Canada | Totals |
|---|---|---|---|
| Open-End (b) | 7.6 | 10.2 | 17.8 |
| Unsecured Installment | 127.9 | 21.8 | 149.7 |
| Secured Installment | 34.8 | - | 34.8 |
| Single-Pay | 147.7 | 213.2 | 360.9 |
| Total | 318.0 | 245.2 | 563.2 |

*(a) For all periods presented, the former U.K. segment (discontinued as of February 25, 2019) is excluded.*

*(b) Origniations include initial cash advance only and do not capture subsequent cash advances for all periods presented.*

Originations by Country and Product
Revised Presentation
*(in millions)*

## 2020

Fourth Quarter

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC (b) | 7.2 | 19.3 | 26.5 |
| Installment | 245.9 | 71.9 | 317.8 |
| Total | 253.1 | 91.2 | 344.3 |

Third Quarter

| Product | US | Canada - Direct Lending | Total |
|---|---|---|---|
| Revolving LOC (b) | 7.7 | 20.1 | 27.8 |
| Installment | 209.0 | 66.3 | 275.3 |
| Total | 216.7 | 86.4 | 303.1 |

Second Quarter

| Product | US | Canada - Direct Lending | Total |
|---|---|---|---|
| Revolving LOC (b) | 3.6 | 5.6 | 9.2 |
| Installment | 149.3 | 51.5 | 200.8 |
| Total | 152.9 | 57.1 | 210.0 |

First Quarter

| Product | US | Canada - Direct Lending | Total |
|---|---|---|---|
| Revolving LOC (b) | 11.0 | 25.7 | 36.7 |
| Installment | 289.3 | 114.2 | 403.5 |
| Total | 300.3 | 139.9 | 440.2 |

## 2019 (a)

Fourth Quarter

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC (b) | 16.9 | 19.9 | 36.8 |
| Installment | 386.2 | 136.1 | 522.3 |
| Total | 403.1 | 156.0 | 559.1 |

Third Quarter

| Product | US | Canada - Direct Lending | Total |
|---|---|---|---|
| Revolving LOC (b) | 17.0 | 22.7 | 39.7 |
| Installment | 402.1 | 140.8 | 542.9 |
| Total | 419.1 | 163.5 | 582.6 |

Second Quarter

| Product | US | Canada - Direct Lending | Total |
|---|---|---|---|
| Revolving LOC (b) | 11.2 | 28.2 | 39.4 |
| Installment | 370.9 | 133.3 | 504.2 |
| Total | 382.1 | 161.5 | 543.6 |

First Quarter

| Product | US | Canada - Direct Lending | Total |
|---|---|---|---|
| Revolving LOC (b) | 7.6 | 21.3 | 28.9 |
| Installment | 326.2 | 134.0 | 460.2 |
| Total | 333.8 | 155.3 | 489.1 |

## 2018 (a)

Fourth Quarter

| Product | US | Canada - Direct Lending | Totals |
|---|---|---|---|
| Revolving LOC (b) | 15.1 | 27.7 | 42.8 |
| Installment | 410.4 | 147.0 | 557.4 |
| Total | 425.5 | 174.7 | 600.2 |

Third Quarter

| Product | US | Canada - Direct Lending | Total |
|---|---|---|---|
| Revolving LOC (b) | 15.0 | 72.4 | 87.4 |
| Installment | 412.9 | 152.0 | 564.9 |
| Total | 427.9 | 224.4 | 652.3 |

Second Quarter

| Product | US | Canada - Direct Lending | Total |
|---|---|---|---|
| Revolving LOC (b) | 8.6 | 28.8 | 37.4 |
| Installment | 382.8 | 224.7 | 607.5 |
| Total | 391.4 | 253.5 | 644.9 |

First Quarter

| Product | US | Canada - Direct Lending | Total |
|---|---|---|---|
| Revolving LOC (b) | 7.6 | 10.2 | 17.8 |
| Installment | 310.4 | 235.0 | 545.4 |
| Total | 318.0 | 245.2 | 563.2 |

NOTE: Subsequent to the acquisition of Flexiti, we will add a column for Canada - POS Lending.

*(a) For all periods presented, the former U.K. segment (discontinued as of February 25, 2019) is excluded.*

*(b) Origniations include initial cash advance only and do not capture subsequent cash advances for all periods presented.*